Filed under Rule 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA VCP Dynamic Allocation Portfolio

(the “Portfolio”)

Supplement dated November 30, 2018,

to the Portfolio’s Summary Prospectus dated May 1, 2018, as amended on May 14, 2018

At the October 10, 2018 meeting (the “Meeting”) of the Board of Trustees (the “Board”) of SunAmerica Series Trust (the “Trust”), the Board approved an amendment to the Subadvisory Agreement (the “Amendment”) between SunAmerica Asset Management, LLC (“SunAmerica”) and AllianceBernstein L.P. (the “Subadviser”) with respect to the Portfolio. The Amendment reduces the fees payable by SunAmerica under the Subadvisory Agreement.

At the Meeting, the Board also approved an Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) with respect to the Portfolio. Pursuant to the Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fee with respect to the Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica under the Investment Advisory and Management Agreement with the Trust (the “Advisory Agreement”) is equal to 0.25% on the first $1.5 billion, 0.22% on the next $1.5 billion, 0.20% on the next $5 billion and 0.19% above $8 billion, in each case, of average daily net assets.

This Fee Waiver Agreement becomes effective on December 1, 2018, and will continue in effect through April 30, 2020. In addition, the Fee Waiver Agreement will automatically terminate upon the termination of the Advisory Agreement with respect to the Portfolio. SunAmerica may not recoup any advisory fees waived with respect to the Portfolio pursuant to the Fee Waiver Agreement.

In addition, at the Meeting, the Board approved certain changes to the principal investment strategies of the Portfolio, including to reflect that the Subadviser, who is responsible for managing the Overlay Component of the Portfolio, will no longer manage the Portfolio’s net equity exposure pursuant to a formula provided by SunAmerica and developed by affiliated insurance companies of SunAmerica.

Effective December 1, 2018, the following changes are made to the Summary Prospectus:

The first paragraph of the section titled “Principal Investment Strategies of the Portfolio” is hereby deleted in its entirety and replaced with the following:

The Portfolio seeks to achieve its goals by investing under normal conditions approximately 70% to 90% of its assets in Class 1 shares of Underlying Portfolios that invest primarily in equity securities or fixed income securities and which are portfolios of SunAmerica Series Trust (the “Trust”), Anchor Series Trust, and Seasons Series Trust (collectively, the “Underlying Trusts”) (the “Fund-of-Funds Component”) and 10% to 30% of its assets in a portfolio of derivative instruments, fixed income securities and short-term investments (the “Overlay Component”).

The following sentence is hereby added as the first sentence of the third paragraph of the section titled “Principal Investment Strategies of the Portfolio”:

The Fund-of-Funds Component will allocate approximately 50% to 80% of its assets to Underlying Portfolios investing primarily in equity securities and 20% to 50% of its assets to Underlying Portfolios investing primarily in fixed income securities and short-term investments, which may include mortgage- and asset-backed securities, to seek capital appreciation and generate income.

The fifth paragraph of the section titled “Principal Investment Strategies of the Portfolio” is hereby deleted in its entirety and replaced with the following:

The Subadviser may invest the Overlay Component in derivative instruments to increase or decrease the Portfolio’s overall net equity exposure and, therefore, its volatility and return potential. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High levels of volatility may result from rapid and dramatic price swings. Through its use of derivative instruments, the Subadviser may adjust the Portfolio’s net equity exposure down to a minimum of 25% or up to a maximum of 100%, although the Portfolio’s average net equity exposure over long-term periods is expected to be approximately 60%-65%. The Portfolio’s net equity exposure is primarily adjusted through the use of derivative instruments, such as stock index futures and stock index options, and to a lesser extent stock index futures and stock index swaps, as the allocation among Underlying Portfolios in the Fund-of-Funds Component is expected to remain fairly stable. For example, when the market is in a state of higher volatility, the Subadviser may decrease the Portfolio’s net equity exposure by taking a short position in derivative instruments. A short sale involves the sale by the Portfolio of a security or instrument it does not own with the expectation of purchasing the same security or instrument at a later date at a lower price. The operation of the Overlay Component may therefore expose the Portfolio to leverage. Because derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets in the Overlay Component will be invested in a variety of fixed income securities.

The sixth paragraph of the section titled “Principal Investment Strategies of the Portfolio” is hereby deleted in its entirety.

The following sentences are hereby added to the end of the seventh paragraph of the section titled “Principal Investment Strategies of the Portfolio”:

Efforts to manage the Portfolio’s volatility may also expose the Portfolio to additional costs. In addition, the Subadviser will seek to reduce exposure to certain downside risks by purchasing equity index put options that aim to reduce the Portfolio’s exposure to certain severe and unanticipated market events that could significantly detract from returns.

The second sentence of the section titled “Principal Risks of Investing in the Portfolio” is hereby deleted and replaced with the following:

The Portfolio is subject to the risk that the investment process that will determine the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes may not produce the desired result.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.